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EX-99.1

                                                                      EXHIBIT I

                             JOINT FILING AGREEMENT



        In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, $0.01 par value, of Miravant Medical Technologies, and further agree to the filing of this agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13D.



Dated:  April 10, 2000


                                        PHARMACIA & UPJOHN TREASURY SERVICES AB


                                        By: /s/ Sofi Eriksson
                                           ------------------------------
                                           Name:  Sofi Eriksson
                                           Title: Director


                                        PHARMACIA & UPJOHN COMPANY


                                        By: /s/ Don W. Schmitz
                                           ------------------------------
                                           Name:  Don W. Schmitz
                                           Title: Secretary


                                        PHARMACIA & UPJOHN S.p.A.


                                        By: /s/ Francesco Granata
                                           ------------------------------
                                           Name:  Francesco Granata
                                           Title: Managing Director





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                                           PHARMACIA & UPJOHN AB


                                           By: /s/ Hakan Astrom
                                              -------------------------------
                                              Name:  Hakan Astrom
                                              Title: Managing Director


                                           PHARMACIA & UPJOHN HOLDINGS B.V.


                                           By: /s/ Wim Kuiper
                                              -------------------------------
                                              Name:  Wim Kuiper
                                              Title: Director


                                           PHARMACIA & UPJOHN, INC.


                                           By: /s/ Don W. Schmitz
                                              -------------------------------
                                              Name:  Don W. Schmitz
                                              Title: Secretary


                                           PHARMACIA CORPORATION


                                           By: /s/ Don W. Schmitz
                                              -------------------------------
                                              Name:  Don W. Schmitz
                                              Title: Secretary